UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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CENTRAL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
VOTING AND PROXY PROCEDURES
PRINCIPAL HOLDERS OF VOTING SECURITIES
PROPOSAL I — ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
PROPOSAL II — ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
TRANSACTIONS WITH RELATED PERSONS
SECURITY OWNERSHIP OF MANAGEMENT
INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES OF SOLICITATION
OTHER MATTERS
ANNUAL REPORT
STOCKHOLDER PROPOSALS

[LETTERHEAD OF CENTRAL BANCORP, INC.]
June 23, 2009
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JULY 23, 2009
Dear Fellow Stockholder:
     On behalf of the Board of Directors and management of Central Bancorp, Inc. (the “Company”), I cordially invite you to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 23, 2009 at 11:00 a.m., local time.
     Accompanying this letter are a notice of annual meeting of stockholders and a proxy statement describing the business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. Please review these materials carefully. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of our independent auditors, Caturano and Company, will be present to respond to appropriate questions stockholders may have.
     Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. Please sign, date and promptly mail the proxy card today. Your vote is very important regardless of the number of shares you own.
     Your continued interest and support of Central Bancorp, Inc. are sincerely appreciated.
Sincerely,
John D. Doherty
Chairman and Chief Executive Officer

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2009
     Notice is hereby given that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Central Bancorp, Inc. (the “Company”) will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 23, 2009 at 11:00 a.m., local time.
     A proxy card and a proxy statement for the Annual Meeting are enclosed herewith.
     The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of three Directors of the Company;

2.	A non-binding resolution to approve the compensation of the Company’s named executive officers; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.
NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.
     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on June 8, 2009 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
     A copy of the following proxy statement and the enclosed proxy card are also available for viewing and printing on the Internet at http://www.cfpproxy.com/5373.
     Whether or not you expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have signed an earlier proxy.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.
BY ORDER OF THE BOARD OF DIRECTORS
Rhoda K. Astone
Vice President, Secretary and Clerk
Somerville, Massachusetts
June 23, 2009

CENTRAL BANCORP, INC.
399 Highland Avenue
Somerville, Massachusetts 02144
(617) 628-4000
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
July 23, 2009
GENERAL
     This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Central Bancorp, Inc. (“Central” or the “Company”), the holding company for Central Co-operative Bank (the “Bank”), to be used at the Company’s 2009 Annual Meeting of Stockholders (hereinafter called the “Annual Meeting”), which will be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts 02143 on Thursday, July 23, 2009 at 11:00 a.m., local time. The accompanying notice of annual meeting and this proxy statement are being first mailed to stockholders on or about June 23, 2009
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on July 23, 2009.
     This proxy statement and the accompanying proxy card and annual report to stockholders are available for viewing and printing on the Internet at http://www.cfpproxy.com/5373.
VOTING AND PROXY PROCEDURES
Who Can Vote at the Annual Meeting
     You are only entitled to vote at the Annual Meeting if the Company’s records show that you held shares of Central’s common stock, $1.00 par value (the “Common Stock”), as of the close of business on June 8, 2009 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,639,951 shares of Common Stock were outstanding. Each share of Common Stock has one vote.
Voting by Proxy
     The Company’s Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return the proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for Director and “FOR” the non-binding resolution to approve the compensation of the Company’s named executive officers.
     If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary and Clerk in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.
     If you hold your Common Stock in “street name,” your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Participants in the Central Co-operative Bank Employee Stock Ownership Plan
     If you are a participant in the Central Co-operative Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is July 16, 2009.
Vote Required
     The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting.
     In voting on the election of Directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of Directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected.
     In voting on the non-binding resolution to approve executive compensation, you may vote in favor of the proposal, against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.
     The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner. The election of directors is currently considered a routine matter, while the non-binding advisory vote on executive compensation is currently considered a non-routine matter. Broker non-votes will be counted for purposes of determining the existence of a quorum.

PRINCIPAL HOLDERS OF VOTING SECURITIES
     Persons and groups beneficially owning in excess of five percent (5%) of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth certain information as to those persons who the Company believes were the beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock as of June 8, 2009.

			Percent of Shares
Name and Address	Amount and Nature		of Common Stock
of Beneficial Owner	Beneficial Ownership (1)		Outstanding (2)
Central Co-operative Bank
Employee Stock Ownership Plan Trust
399 Highland Avenue
Somerville, Massachusetts 02144	393,147	(3)%

John D. Doherty
399 Highland Avenue
Somerville, Massachusetts 02144	273,096	(4)

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, LLC
55 Railroad Avenue
Greenwich, Connecticut 06830	113,697	(5)

Joseph Stilwell
Stilwell Associates, L.P.
Stilwell Offshore Ltd.
Stilwell Value LLC
Stilwell Management LLC
26 Broadway, 23rd Floor
New York, New York 10004	84,200	(6)

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock as to which he or she has sole or shared voting or investment power, or has a right to acquire beneficial ownership of at any time within 60 days of June 8, 2009. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the listed persons have direct ownership and sole voting and dispositive power.

(2)	For purposes of calculating percentage ownership, the number of shares of Common Stock outstanding includes any shares which the beneficial owner has the right to acquire within 60 days of June 8, 2009.

(3)	Of the shares beneficially owned by the Central Co-operative Bank Employee Stock Ownership Plan Trust (“ESOP”), 187,063 shares have been allocated to participating employees over which shares the trustees of the ESOP (the “ESOP Trustees”) and 206,084 shares have not been allocated, as to which shares the ESOP Trustees generally would vote in the same proportion as voting directions received from voting ESOP participants. The ESOP Trustees disclaim any beneficial ownership interest in the shares held by the ESOP.

(4)	Includes 18,229 shares of Common Stock allocated to the account of John D. Doherty in the ESOP, 10,800 shares of restricted stock awarded under the Central Bancorp, Inc. 2006 Long-Term Incentive Plan and 11,561 shares subject to stock options granted under the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan which Mr. Doherty may acquire within 60 days of the Record Date. Also includes 3,926 shares held by the estate of Joseph R. Doherty, of which Mr. John D. Doherty acts as a co-executor. Mr. Doherty disclaims beneficial ownership of the shares held by the estate of Joseph R. Doherty.

(5)	According to their statement on Schedule 13F as filed with the Securities and Exchange Commission (“SEC”) on May 15, 2009, each of the reporting persons shares voting and dispositive power over the listed shares.

(6)	According to their statement on Schedule 13G as filed with the SEC on April 3, 2009, Stilwell Associates, L.P. beneficially owns 80,000 shares of Common Stock; Stilwell Offshore Ltd. beneficially owns 4,200 shares; Joseph Stilwell and Stilwell Value LLC, in Mr. Stilwell’s role as managing and sole member of Stilwell Value LLC, which is the general partner of Stilwell Associates, L.P., may be deemed to beneficially own indirectly the shares of Common Stock beneficially owned by Stilwell Associates, L.P.; and Joseph Stilwell and Stilwell Management LLC, in Mr. Stilwell’s role as managing and sole member of Stilwell Management LLC and a director of Stilwell Offshore Ltd., may be deemed to beneficially own indirectly the shares of Common Stock beneficially owned by Stilwell Offshore Ltd. The address of Stilwell Offshore Ltd. and Stilwell Management LLC is 315 Clocktower Commons, Brewster, New York 10508.

PROPOSAL I — ELECTION OF DIRECTORS
     The Company’s Board of Directors is currently composed of ten members, all of whom are independent under the listing standards of the NASDAQ Stock Market, except John D. Doherty, William P. Morrissey and John J. Morrissey. Under the Company’s Articles of Organization and Bylaws, Directors are divided into three classes, with one class standing for election for a three-year term at each Annual Meeting. As previously disclosed, Director Richard E. Stevens will not stand for re-election when his term as a Director expires at the Annual Meeting. The Company’s Board of Directors has accordingly adopted a resolution reducing the size of the Board to nine members effective immediately upon the expiration of Mr. Stevens’ term as a Director.
     Three Directors will be elected at the Annual Meeting, each to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Robert J. Hardiman, William P. Morrissey and Edward F. Sweeney, Jr. for election as Directors, all to serve for three-year terms. Each of these persons has consented to being named in this Proxy Statement and has indicated that they will serve if elected.
     Your Board of Directors recommends that stockholders vote “FOR” the election of Robert J. Hardiman, William P. Morrissey and Edward F. Sweeney, Jr. as Directors of the Company.
     Proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board may also decide to reduce the number of Directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
     The following table sets forth for each Board nominee and for each Director continuing in office, his name, age, the year he first became a Director of the Company and/or the Bank, which is the Company’s principal operating subsidiary, and the year of expiration of his present term. For information regarding Common Stock beneficially owned by the Company’s Directors, see “Security Ownership of Management.” Directors Gregory W. Boulos and John D. Doherty were appointed as Directors of the Company in 1998 in connection with the incorporation and organization of the Company. Director Robert J. Hardiman was appointed in January 2009 to fill the vacancy caused by Joseph R. Doherty’s retirement from the Board and William P. Morrissey was appointed to the Board in February 2009 in connection with his appointment as President of the Company and the Bank. All other Directors were appointed or elected to the Board of Directors of the Company in the years indicated on the table below.

		Year First
		Elected or
		Appointed	Present
	Age as of	Director of	Term to
Name	Record Date	Company or Bank	Expire
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2012

Robert J. Hardiman	71	2009	2009
William P. Morrissey	81	2009	2009
Edward F. Sweeney, Jr.	68	2003	2009

DIRECTORS CONTINUING IN OFFICE

Gregory W. Boulos	52	1998	2010
John D. Doherty	52	1983	2010
Albert J. Mercuri, Jr.	52	2003	2010
Paul E. Bulman	71	2002	2011
James F. Linnehan	88	2003	2011
John J. Morrissey	42	2003	2011

     Presented below is certain information concerning each of the Board’s nominees and Directors continuing in office. Unless otherwise stated, all such nominees and Directors have held the positions listed for at least the last five years.
     Robert J. Hardiman is the President and Owner of Waltham Central School Transportation Company, Waltham Central Realty Trust and Elm Street Realty Trust. Mr. Hardiman is also the former owner of Waltham Central Square Taxi, Westway Taxi and City Hall Liquors. Mr. Hardiman has served as a City of Waltham License Commission Member since 1999 and as a member of the Board of Trustees of Leland Home since 2004. From 1995 to 1998, Mr. Hardiman served as a Director of The Federal Savings Bank. Mr. Hardiman is also the former President and a current member of the Massachusetts Bay Investment Trust.
     William P. Morrissey was appointed President and Chief Operating Officer of the Company and the Bank in February 2009. Mr. Morrissey joined the Bank in November 1992 and was promoted to the position of Executive Vice President and Chief Operating Officer of the Bank in April 2005. Until his promotion, he served as Senior Vice President for Corporate Affairs. Mr. Morrissey is a former chairman and a former member of the Board of Directors of the Federal Home Loan Bank of Boston. Prior to 1992, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of Director John J. Morrissey.
     Edward F. Sweeney, Jr. is self-employed as a financial/management advisor. Since December 2002, he has served as a business consultant to the Malden Redevelopment Authority, an agency funded by the Department of Housing and Urban Development to work with communities to promote home ownership for low and moderate income families. In October 2005, Mr. Sweeney was also appointed to serve as Commissioner of the Department of Public Works. From March 1999 to October 2005, Mr. Sweeney served as Commissioner and former Chairman of the Malden Housing Authority. From May 1998 to December 2000, he served as Senior Vice President of US Trust, a $6 billion multi-bank holding company in Boston, Massachusetts. From 1996 to May 1998, Mr. Sweeney served as Senior Vice President of Somerset Savings Bank, Somerville, Massachusetts. From 1994 to 1996, Mr. Sweeney was President, Chief Executive Officer and a Director of Meetinghouse Co-operative Bank in Dorchester, Massachusetts. From 1966 to 1994, Mr. Sweeney served with the Division of Banking for the Commonwealth of Massachusetts. He retired as Senior Deputy Commissioner in 1994.
     Gregory W. Boulos is a partner in CB Richard Ellis/The Boulos Company of Portland, Maine, which is Maine’s largest commercial real estate brokerage and development firm, specializing in the sale and leasing of commercial/industrial properties and the brokerage of investment properties. Mr. Boulos is a past Director of Junior Achievement, The Center for Dental Health, Mercy Hospital and The Portland Symphony Orchestra. He is also a past Chairman of both the Cumberland County Civic Center and Catholic Charities Maine Board of Directors. Mr. Boulos is a member of the Portland Chamber of Commerce, the Maine Commercial Association of Realtors and the National Association of Realtors and Director of Wayneflete School.
     John D. Doherty is the Chairman and Chief Executive Officer of the Company and the Bank. He became Chief Executive Officer of the Bank in April 1992. He served as President of the Company and the Bank from April 1986 to February 2009. As Chief Executive Officer, Mr. Doherty is responsible for the day-to-day operations of the Bank and reports on the Bank’s operations directly to the Board of Directors. In November 2002, Mr. Doherty became Chairman of the Board of the Company and became Chairman of the Board of the Bank in January 2009. Mr. Doherty also serves as the President and a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II. He has been employed by the Bank in various capacities since 1981. Mr. Doherty holds an M.B.A. degree from Boston University and a B.A. in Business Administration from Babson College. Mr. Doherty was Chairman of the Co-operative Central Bank until 2004 and is a former Trustee of the Co-operative Banks Employees Retirement Association. He is a member of the Somerville Kiwanis Club, a former Director of the Somerville Chamber of Commerce, former Treasurer of the Woburn Development Corporation and a former member of the Somerville High School Scholarship Committee, the Woburn Kiwanis Club, and the Needham Business Association and a past president of the Economy Club of Cambridge. Mr. Doherty is the son of Board member Joseph R. Doherty.
     Albert J. Mercuri, Jr. has served since 1987 as President and Chief Executive Officer of Data Direct, Inc., a national distributor of digital media publishing systems, optical media and copiers, located in Needham Heights, Massachusetts. Mr. Mercuri is a 1979 graduate of Babson College where he earned a Bachelor of Science degree in Marketing.

     Paul E. Bulman has served as Chairman of the Policy Holders Protective Board of the Savings Bank Life Insurance Company since 2000. From 1996 to 2000, he was President and Chief Executive Officer of Haymarket Co-operative Bank. Mr. Bulman had previously served as President, Chief Executive Officer and Director of Hingham Institution for Savings, which he had joined in 1988. Prior to that, he had been Senior Vice President, Lending at New Bedford Institution for Savings since 1987. Mr. Bulman served as Commissioner of Banks for the Commonwealth of Massachusetts from 1983 to 1987 after serving as First Deputy Commissioner and Clerk, Deputy Commissioner, Bank Supervisor and Director, Commercial Bank Examinations. He joined the State Banking Department in 1960. Mr. Bulman is a volunteer at the Scituate Senior Center.
     James F. Linnehan is an attorney and a Certified Public Accountant. Mr. Linnehan has served as the Assistant Attorney General for the Commonwealth of Massachusetts and as a Special Investigator for the Suffolk County District Attorney’s office. He is a life trustee of the Board of Trustees of Suffolk University. He is a former director and chairman of the audit and trust committees of BayBank Middlesex.
     John J. Morrissey is a partner with the law firm of Quinn and Morris in Boston, Massachusetts. Since 1999, he has served as a member of the Board of Bar Overseers’ Hearing Committee for Plymouth and Norfolk Counties in Massachusetts, which investigates complaints of attorney misconduct and makes findings and recommendations for discipline to the Supreme Judicial Court. Since 2000, Mr. Morrissey has served as a member of the Medical Malpractice Tribunal for Suffolk County, Massachusetts, which hears medical malpractice claims to determine if the evidence is sufficient for judicial inquiry without posting a statutory bond. Mr. Morrissey also serves as a member of the Board of Governors of the Massachusetts Academy of Trial Attorneys, as a Regional Delegate of the Massachusetts Bar Association and as a member of the Executive Management Board of the Massachusetts Bar Association. John J. Morrissey is the son of Director William P. Morrissey, the Company’s and the Bank’s President.
Executive Officers Who Are Not Directors
     The following sets forth the information, including the ages, as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are appointed annually by the Board of Directors.
     David W. Kearn, 67, joined the Bank in June 1993 and was promoted to the position of Executive Vice President — Senior Lending Officer of the Bank in April 2005. Until his promotion, he served as the Senior Vice President — Lending of the Company and the Bank. From 1990 to 1993, Mr. Kearn was a Vice President of Loan Administration at Somerset Savings Bank, Somerville, Massachusetts and was Senior Vice President/Branch Administration at United States Trust Company from 1987 to 1990. He is a former Director of the Somerville Boys Club. He also serves as a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II and as a Manager of the Bank’s subsidiary Metro Real Estate Holding, LLC.
     Paul S. Feeley, 62, joined the Bank in July 1997. He has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and Bank since October 2004 and also served in these positions from July 1997 to February 2002. In February 2002, he became Senior Vice President and Chief Information Officer of the Company and the Bank. Mr. Feeley is a member of the Financial Managers Society of which he is a former local chapter President and National Director. He is also a member of the Massachusetts Society of CPAs and serves on its Financial Institutions Committee. From 1993 to 1997, Mr. Feeley was Senior Vice President and Treasurer of Bridgewater Credit Union. Prior to 1993, Mr. Feeley was Executive Vice President, Chief Financial Officer and Clerk of the Corporation at The Cooperative Bank of Concord, Acton, Massachusetts. He also serves as a Director of the Bank’s subsidiaries, Central Securities Corporation and Central Securities Corporation II and as a Manager of the Bank’s subsidiary Metro Real Estate Holding, LLC.
     Shirley M. Tracy, 54, joined the Bank in October 1982 and was promoted to the position of Senior Vice President/Director of Human Resources in October 2004. Until her promotion, she served as Vice President/Director of Human Resources from 1993 to 2004. From 1978 to 1982, Ms. Tracy served in various positions at the Volunteer Cooperative Bank in Boston. Ms. Tracy received the Certificate in Human Resources Administration from Bentley College and holds an undergraduate degree from Regis College.

     Bryan E. Greenbaum, 46, joined the Bank in January 2005 as Senior Vice President of Retail Banking. From 2000 to 2004, Mr. Greenbaum served as Vice President of Branch Administration and later as Senior Vice President of Retail Banking at Abington Savings Bank. Previous to 2000, Mr. Greenbaum held various retail management positions at both Salem Five Cents Savings Bank and Warren Five Cents Savings Bank.
     Stephen A. Calhoun, 56, joined the Bank in January 2005 as Senior Vice President, Chief Information Officer. From 1999 to 2004, Mr. Calhoun served as Senior Vice President of Information Technology for First Essex Bank/Sovereign Bank in Andover, Massachusetts. Previous to 1999, Mr. Calhoun was Vice President of Operations and Systems for Somerset Bank/U.S. Trust.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
     The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended March 31, 2009, the Board of Directors of the Company held seven meetings, and the Board of Directors of the Bank met 12 times. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings of committees on which the Director served during this period.
Audit Committee
     The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company’s Audit Committee meets quarterly to review reports prepared by the Company’s internal auditing firm. In addition, the Audit Committee engages the Company’s independent auditors with whom it meets to review the planning for and the results of the annual audit of the Company’s consolidated financial statements. The members of the Audit Committee are Directors James F. Linnehan (Chairman), Edward F. Sweeney, Jr. and Albert J. Mercuri, Jr. All of the members of the Audit Committee are independent within the meaning of the NASDAQ Stock Market’s listing standards. The Company’s Board of Directors has determined that one member of the Audit Committee, James F. Linnehan, qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director James F. Linnehan is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which was amended in June 2009 and is included as Appendix A to this proxy statement. The Audit Committee met nine times during the year ended March 31, 2009.
Nominating Committee
     General. The Board of Directors’ Nominating Committee nominates Directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee currently consists of Directors Gregory W. Boulos, Paul E. Bulman and Albert J. Mercuri, Jr. The members of the Nominating Committee are “independent directors” as defined in the Nasdaq Stock Market listing standards. The Board of Directors has adopted a Charter for the Nominating Committee. The Nominating Committee Charter is not available on the Company’s website, but was included as Appendix A to the Company’s 2007 proxy statement, which was filed with the Securities and Exchange Commission on June 22, 2007. The Nominating Committee met two times during the year ended March 31, 2009.
     It is the policy of the Nominating Committee to consider Director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible Director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a Director nominee no later than the March 31st preceding the annual meeting of stockholders. Notice should be provided to: Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.
     In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for Director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified Director candidates to fill vacancies on the Board, the Nominating Committee solicits the Company’s then current Directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask the Company’s Directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of Director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a Director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual Directors, in the same manner in which the Nominating Committee would evaluate nominees for Director recommended by Directors.
     With respect to nominating an existing Director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing Director’s Board and committee attendance and performance; length of Board service; experience; skills and contributions that the existing Director brings to the Board; and independence.
Compensation Committee
     The Compensation Committee sets the compensation for the officers and Directors of the Company and Bank and reviews various personnel issues such as wage and salary programs and incentive compensation. The Compensation Committee consists of Directors Paul E. Bulman (Chairman), Gregory W. Boulos, Edward F. Sweeney, Jr. and Richard E. Stevens. The Company’s Board of Directors has not adopted a written charter for the Compensation Committee. During the year ended March 31, 2009, the Compensation Committee met three times.
Board Policies Regarding Communications With the Board of Directors and Attendance at Annual Meetings
     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Rhoda K. Astone, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any Director who wishes to review them.
     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a Director may be unable to attend a meeting. All of the Company’s Directors attended the Company’s 2008 Annual Meeting of Stockholders.

PROPOSAL II — ADVISORY VOTE ON EXECUTIVE COMPENSATION
     The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.
     This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
     RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”
     Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
     The Board of Directors unanimously recommends a vote “FOR” the approval of the non-binding resolution to approve the compensation of the Company’s named executive officers.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following information is furnished for all individuals serving as the principal executive officer of the Company for the 2009 fiscal year and the other two most highly compensated executive officers of the Company whose total compensation for the 2009 fiscal year exceeded $100,000.

						Change in
						Pension Value
						and
						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Earnings	Compensation
Position	Year	($)	($)	($)(1)	($)	($)(2)	($)(3)	Total ($)
John D. Doherty	2009		—		—
Chairman and Chief	2008	406,960	—	74,131	—	29,682	73,718	584,491
Executive Officer	2007	400,000	—	30,888	—	1,079	64,341	496,308

William P. Morrissey	2009		—		—
President and Chief	2008	220,000	—	65,894	—	37,005	42,506	365,405
Operating Officer	2007	220,000	—	27,456	—	24,988	41,740	314,184

David W. Kearn	2009		—		—
Executive Vice President/	2008	183,045	—	28,829	—	41,623	24,283	277,780
Senior Lending Officer	2007	180,598	—	12,012	—	42,374	35,545	270,529

(1)	Reflects the after tax dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R), assuming vesting on October 19, 2008 of 3,600, 3,200 and 1,400, shares of restricted stock for Messrs. Doherty, Morrissey and Kearn, respectively, based upon the Company’s stock price of $31.20 on the date of grant.

(2)	Amounts represent the aggregate change in the actuarial present value of accumulated benefit under the Company’s defined benefit retirement plan.

(3)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2009 are provided in the table below:

	Mr. Doherty	Mr. Morrissey	Mr. Kearn
Employer contributions to 401(k) plan
Market value of ESOP contributions
Dividends on grants issued
Group term life insurance
Perquisites

(a)	Represents club dues of $ and the value of a Company provided automobile of $______.

(b)	Perquisites did not exceed $10,000.
Employment Agreements
     The Bank has entered into employment agreements (the “Employment Agreements”) with John D. Doherty, Chief Executive Officer of the Bank, and William P. Morrissey, President of the Bank. The Employment Agreements each provide for a five-year term, with an automatic extension for one additional year on each anniversary, unless either party provides the other party with written notice of his or its intent not to renew to the term of the Employment Agreement. Under the Employment Agreements, Mr. Doherty and Mr. Morrissey are entitled to an annual base salary of $425,000 and $270,000, respectively. Each Employment Agreement requires the Board of Directors of the Bank to review the executive’s salary annually. The Employment Agreements also provide for the executives’ participation in discretionary bonuses, as authorized and declared by the Board, as well as participation in retirement and medical plans of the Bank and certain fringe benefits. In the event that the Bank terminates the employment of either Mr. Doherty or Mr. Morrissey without just cause, as such term is defined in the Employment Agreements, the Bank will continue to pay the executive’s salary for the remaining term of the

Employment Agreement. Under the Employment Agreements, if the Bank terminates the employment of Mr. Doherty or Mr. Morrissey, in connection with or within three years after any change in control, as such term is defined in the Employment Agreements, or if either Mr. Doherty or Mr. Morrissey voluntarily terminates employment within that same time period following the occurrence of certain events that would constitute a constructive termination, the Bank will pay the executive a lump sum severance benefit equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code. Each Employment Agreement also provides that if the executive receives any benefits from the Bank that are subject to an excise tax under Section 4999 of the Internal Revenue Code, the Bank will pay the executive an additional “gross-up payment” to ensure that the executive remains in the same financial position had the excise tax not been imposed.
Severance Agreement
     The Bank has entered into a severance agreement (the “Severance Agreement”) with David W. Kearn, Executive Vice President/Senior Lending Officer of the Bank. The Severance Agreement provides for a term of three years, with an automatic extension for one additional year on each anniversary, unless either the Bank or Mr. Kearn gives written notice to the other of his or its intention not to renew the term of the Severance Agreement. The Severance Agreement provides that, in the event the Bank terminates the employment of Mr. Kearn in connection with or within one year after any change in control, as such term is defined in the Severance Agreement, or Mr. Kearn voluntarily terminates employment within that same time period following the occurrence of certain events that would constitute a constructive termination, the Bank will pay Mr. Kearn a lump sum severance benefit equal to two times his annual base salary at the rate in effect just prior to the change in control provided, however, the payment may not exceed the difference between (i) 2.99 times Mr. Kearn’s “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other “parachute payments,” as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control.
Executive Salary Continuation Agreements
     The Bank has entered into Executive Salary Continuation Agreements (the “Salary Continuation Agreements”) with Messrs. Doherty and Morrissey. Under the Salary Continuation Agreements, upon his retirement date, as defined under each Salary Continuation Agreement, each executive is entitled to an annual benefit payable in monthly installments until death equal to 50% for Mr. Doherty and 40% for Mr. Morrissey, of the average high three years of his base salary, offset by: (i) the amount available to the executive under the Bank’s pension plan; (ii) the Bank’s annuitized 401(k) plan contribution to the executive; and (iii) 50% of the executive’s age 65 social security benefit for Mr. Doherty and a $9,480 social security benefit for Mr. Morrissey. The Salary Continuation Agreements each provide for a three percent annual cost of living increase. Under each Salary Continuation Agreement, in the event of the executive’s death, his beneficiary is entitled to a pre-retirement death benefit of an amount equal to the executive’s Accrued Liability Retirement Account, as defined under each Salary Continuation Agreement, and in the event the executive dies before 180 monthly installments have been paid, the Bank will continue payments of the installments until 180 installments have been paid. If the executive terminates his employment prior to the retirement date voluntarily or is discharged without cause, the executive is entitled to a benefit equal to the balance of his Accrued Liability Retirement Account on the date of termination, which shall be paid in one lump sum. In the event of a change in control, the executive is entitled to 100% of the Accrued Liability Retirement Account, which shall be paid in one lump sum. Under each Salary Continuation Agreement, the executive forfeits entitlement to all benefits under the Salary Continuation Agreement if his employment with the Bank is terminated for cause as specified in the Salary Continuation Agreement.
Senior Management Incentive Compensation Plan
     The Bank has established a short-term cash-based incentive program designed to reward senior management with a bonus based on the attainment of certain performance targets, specifically with respect to the Bank’s return on average assets (“ROAA”). For fiscal 2008, potential incentive distributions under the plan ranged from 0% of base salary to 26% of base salary for the Chief Executive Officer and 0% of base salary to 20% of base salary for Executive and Senior Vice Presidents. Pursuant to the plan, the Chief Executive Officer was eligible to receive an award equal to 6% of salary if the Bank achieved an ROAA level of .55% for fiscal 2009, with the award increasing 5.0% for each .05% increase in ROAA above the .55% threshold, subject to a maximum bonus of 26% of base salary. Executive and Senior Vice Presidents were eligible to receive an award equal to 6% of salary if the Bank achieved an ROAA level of .55% for fiscal 2009, with the award increasing 3.5% for each .05% increase in ROAA above the .55% threshold, subject to a maximum bonus of 20% of base salary. The Compensation

Committee set incentive awards. Because the Bank’s ROAA fell below the target levels set by the Compensation Committee in fiscal 2009, no bonuses were awarded under this program in fiscal 2009.
Executive Health Insurance Plan Agreements
     The Bank has also entered into Executive Health Insurance Plan Agreements (the “Health Insurance Plan Agreements”) with Messrs. Doherty and Morrissey. Under the terms of each Health Insurance Plan Agreement, the Bank will make an annual contribution of $10,000 for Mr. Doherty and $25,000 for Mr. Morrissey into each executive’s Liability Reserve Account, as defined under each Health Insurance Plan Agreement. Following termination of employment, each executive may use his post-retirement health care account until the Liability Reserve Account for each executive reaches a balance of zero dollars. If the executive should die after terminating employment, the executive’s spouse is entitled to the use of the health care account until the Liability Reserve Account reaches a balance of zero. Under the Health Insurance Plan Agreements, an executive forfeits his benefits if he is discharged for cause as specified in his Health Insurance Plan Agreement.
Life Insurance Endorsement Method Split Dollar Plan Agreement
     The Bank maintains a Life Insurance Endorsement Method Split Dollar Plan Agreement (the “Split Dollar Plan Agreement”) with Mr. Morrissey. Under the terms of the Split Dollar Plan Agreement, the Bank is the owner of the life insurance policy under which Mr. Morrissey and his spouse, Donna C. Morrissey, are insureds. The Bank pays an amount equal to the planned premiums and any other premium payments that may be necessary to keep the policy in force. Upon the death of the second to die, Mr. Morrissey’s designated beneficiary is entitled to one million dollars and the Bank is entitled to the remainder of the death proceeds. Under the Split Dollar Plan Agreement, at all times, the Bank is entitled to the cash value of the life insurance policy, as defined in the policy, offset by any policy loans, unpaid interest, previous cash withdrawals and surrender charges. The executive forfeits his entitlement to all benefits under the Split Dollar Plan Agreement if his employment with the Bank is terminated for cause as specified in his Split Dollar Plan Agreement.
Impact of Restrictions on Executive Compensation for TARP Participants
     The recently enacted American Recovery and Reinvestment Act of 2009 requires the U.S. Department of the Treasury to establish additional standards for executive compensation for participants in the TARP Capital Purchase Program, such as the Company. These standards must include a prohibition on making any severance payment to a named executive officer or any of the next five most highly compensated employees and a prohibition on paying or accruing any bonus, retention award or incentive compensation to, in the case of the Company, at least the five most highly compensated employees, other than certain restricted stock awards. These new compensation standards may require the Company to make significant adjustments to the manner in which it compensates the named executive officers during the period in which the preferred stock issued to the Treasury Department remains outstanding. Because the specific requirements of these executive compensation standards will depend on the regulations to be issued by the Treasury Department, the Compensation Committee has not made any determination about which elements of compensation for named executive officers will be changed for 2010 or how they will be changed.

Outstanding Equity Awards at Fiscal Year End
     The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of March 31, 2009.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares or	of Shares or
	Unexercised	Unexercised			Units of Stock	Units of Stock
	Options	Options		Option	That Have Not	That Have Not
	(#)	(#)	Option Exercise	Expiration	Vested	Vested
Name	Exercisable	Unexercisable(1)	Price ($)	Date	(#)(2)	($)(3)
John D. Doherty	11,561	—	$28.99	03/17/2015	10,800	$51,192

William P. Morrissey	2,736	—	20.25	11/18/2009	9,600	45,504
	2,634		16.625	12/14/2010
	4,253		28.99	03/17/2015

David W. Kearn	4,524	—	20.25	11/18/2009	4,200	19,908
	4,354		16.625	12/14/2010
	4,081		28.99	03/17/2015

(1)	The stock options vested when issued.

(2)	The restricted stock awards vest in five equal annual installments beginning on the date of grant, which was October 19, 2006.

(3)	Based upon the Company’s closing stock price of $4.74 on March 31, 2009.
Pension Benefits
     The Company sponsors the CBERA Plan C to provide retirement benefits for eligible employees. Each of the named executive officers currently participates in the plan.

		Number of	Present Value of
		Years of	Accumulated
Name	Plan Name	Credited Service	Benefit ($) (1)
John D. Doherty	CBERA Plan C	28	$307,491
William P. Morrissey	CBERA Plan C	16	347,944
David W. Kearn	CBERA Plan C	15	446,106

(1)	The material assumptions used to calculate the present value of the accumulated pension benefit were as follows: age, years of service, the average of the highest three consecutive calendar years of compensation as of March 31, 2009 and a blended discount rate using ___%, ___% and ___% based on new Pension Protection Act methodology.

Director Compensation
     The following table provides the compensation received by individuals who served as non-employee Directors of the Company during the 2009 fiscal year.

				Change in Pension
	Fees			Value and
	Earned			Nonqualified
	or			Deferred
	Paid in	Stock	Option	Compensation	All Other
	Cash	Awards	Awards	Earnings	Compensation	Total
Name	($)(1)	($)	($)	($)	($)	($)
James F. Linnehan	$21,350	—	—	—	—	$21,350
Paul E. Bulman	27,425	—	—	—	—	27,425
Gregory W. Boulos	27,475	—	—	—	—	27,475
Albert J. Mercuri, Jr.	21,350	—	—	—	—	21,350
Edward F. Sweeney, Jr.	36,100	—	—	—	—	36,100
Joseph R. Doherty (2)	6,400	—	—	—	—	6,400
John J. Morrissey	21,800	—	—	—	—	21,800
Richard E. Stevens	27,550	—	—	—	—	27,550
Robert J. Hardiman (3)	3,200	—	—	—	—	3,200

(1)	Includes fees earned for service with the Company and the Bank.

(2)	Mr. Doherty retired from the Board of Directors on January 15, 2009

(3)	Mr. Hardiman was appointed to the Board on January 15, 2009.

Meeting Fees for Non-Employee Directors
     Directors of the Company and the Bank are each paid a fee of $950 and $750, respectively, per Board meeting attended. The Chairmen of the Bank’s Audit and Securities Committees are each paid a fee of $850 for each meeting attended. Members of the Company’s Audit Committee are paid $950 per meeting attended. Members of the Bank’s Audit and Securities Committees each receive a fee of $750 per meeting attended. The Chairman and Chief Executive Officer and the President do not receive any Director or committee fees. Former Bank Chairman Joseph R. Doherty received group health and life insurance benefits under the Bank’s group plans prior to his death in March 2009. Premiums relating to the Bank’s group plans that were paid by the Bank on behalf of Joseph R. Doherty amounted to $3,751 during the year ended March 31, 2009.
Deferred Compensation Plan for Non-Employee Directors
     The Company has established a Deferred Compensation Plan for Non-Employee Directors pursuant to which Directors who are not employees of the Company or the Bank are eligible to defer all or a portion of their Director fees. Deferred fees are credited to an account in a grantor trust and invested in shares of the Common Stock. Shares allocated to a Director’s account are to be paid out in equal annual installments over a three-year period beginning six months after the Director ceases to be a Director. The trustees of the trust vote the shares held in the trust in accordance with directions given by the Company’s Board of Directors. During the year ended March 31, 2009, 2,769, 3,738, 3,597, 1,378 and 4,407 shares were credited to the accounts of Directors Boulos, Bulman, Mercuri, John Morrissey and Stevens, respectively. No other directors participate in the plan.

TRANSACTIONS WITH RELATED PERSONS
     The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and Directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and Directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and Directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and Directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee, although the Bank does not currently have such a program in place.
     In addition, Massachusetts law provides that co-operative banks are limited in the amount of money that they may lend to their officers. These limits are $500,000 for a mortgage on a primary residence, $150,000 for loans for educational purposes and $35,000 for all other types of loans in total. These restrictions do not apply to non-officer employees of a co-operative bank or to a co-operative bank’s outside Directors.
     The Company also maintains a comprehensive written policy for the review, approval and ratification of certain transactions with related persons. In accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a Director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loans must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, the Company’s Audit Committee also reviews all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflicts of interest situations on an ongoing basis and determines whether to approve such transactions. Pursuant to the Company’s Code of Ethics for Directors, Officers and Employees, all executive officers and Directors of the Company must disclose any existing or potential conflicts of interest. Such potential conflicts of interest include, but are not limited to, the following: (i) personally benefiting from opportunities that are discovered through the use of Company property, contacts, information or position; and (ii) accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of the Director’s or executive officer’s duties or the Company’s interests.

SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth, as of June 8, 2009, the beneficial ownership of the common stock by each of the Company’s Directors, nominees and named executive officers, and by all Directors, nominees and executive officers as a group.

	Beneficial Ownership
	Number		Percentage of
Name	of Shares		Shares Outstanding (1)
James F. Linnehan			%
Paul E. Bulman	(2)
Gregory W. Boulos	(2)
Albert J. Mercuri, Jr.	(2)
Edward F. Sweeney, Jr.
John D. Doherty	(3)
John J. Morrissey	(2)
William P. Morrissey	(4)
Richard E. Stevens	(2	)(5)
David W. Kearn	(6)

All Directors, nominees and executive officers as a group (__ persons)	(7)

(1)	In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of June 8, 2009 held by that individual or group.

(2)	Does not include shares credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors as follows: Director Bulman, 3,738 shares; Director Boulos, 8,351 shares; Director Mercuri, 3,597 shares; Director John Morrissey, 1,.378 shares; and Director Stevens, 4,407 shares.

(3)	Includes 18,229 shares of Common Stock allocated to his account in the ESOP, 10,800 shares of restricted stock, 11,561 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 8, 2009. Does not include 3,925 shares held by the estate of Joseph R. Doherty, of which Mr. John Doherty serves as a co-executor..

(4)	Includes ___shares allocated to his account in the ESOP, ___shares of restricted stock and ___shares which he has the right to acquire pursuant to options exercisable within 60 days of June 8, 2009.

(5)	Includes ___shares of Common Stock held by an IRA account established for the benefit of Director Stevens.

(6)	Includes ___shares allocated to his account in the ESOP, ___shares of restricted stock, and ___shares which he has the right to acquire pursuant to options exercisable within 60 days of June 8, 2009.

(7)	Includes ___shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of June 8, 2009, ___shares allocated to the ESOP accounts of executive officers and ___shares held by the trust for the Deferred Compensation Plan for Non-Employee Directors which are voted as directed by the Board of Directors.

*	Represents less than 1% of the Company’s outstanding Common Stock.

INDEPENDENT AUDITORS
     Caturano and Company (“Caturano”) (formerly Vitale, Caturano & Company, P.C.), independent public accountants, served as the Company’s independent auditors for the 2009 fiscal year. A representative of Caturano will be present at the meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.
Audit Fees
     For the years ended March 31, 2009 and 2008, the Company was billed by its independent public accountants for fees aggregating $115,000 and $136,800, respectively.
     The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2009 and 2008 by our independent public accountants:

	2009	2008
Audit fees (1)	$100,000	117,000
Audit related fees (2)	—	1,800
Tax fees (3)	15,000	18,000
All other fees	—	—

(1)	Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q and 10-K and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2)	Assurance and related services reasonably related to the performance of the audit include the reading of the Company’s Form 10-K and Proxy Statement.

(3)	Tax fees include the following: preparation of state and federal tax returns and assistance with calculating estimated tax payments.
Pre-Approval of Services by the Independent Auditor
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2009 and 2008 were pre-approved by the Audit Committee.
AUDIT COMMITTEE REPORT
     The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
     In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
     In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.
     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee has approved the selection of the Company’s independent registered public accounting firm.
The Audit Committee of the Board of Directors of Central Bancorp, Inc.
James F. Linnehan (Chairman)
Albert J. Mercuri, Jr.
Edward F. Sweeney, Jr.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Under the Exchange Act, the Company’s officers and Directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from such persons that no annual report of changes in beneficial ownership were required, the Company believes during the fiscal year ended March 31, 2009 all Reporting Persons have complied with these reporting requirements.
EXPENSES OF SOLICITATION
     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or overnight courier without additional compensation.

OTHER MATTERS
     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.
ANNUAL REPORT
     The Company’s 2009 Annual Report to Stockholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States of America, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference. A copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2009 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders upon written request to Rhoda K. Astone, Vice President, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.
STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 399 Highland Avenue, Somerville, Massachusetts no later than February 23, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary and Clerk of the Company at the above address, not less than 30 days nor more than 60 days prior to the date of any such Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Rhoda K. Astone
Vice President, Secretary and Clerk
Somerville, Massachusetts
June 23, 2009

[x]	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	CENTRAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 23, 2009
THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS
The undersigned hereby appoints Gregory W. Boulos and Paul E. Bulman, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Central Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Holiday Inn—Somerville, 30 Washington Street, Somerville, Massachusetts, on Thursday, July 23, 2009, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows hereon.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NAMED NOMINEES AND THE LISTED PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

		With-	For All
	For	Hold	Except

1. The election as directors of all nominees listed below (except as noted to the contrary).

Nominees:
(01) Robert J. Hardiman, (02) William P. Morrissey and (03) Edward F. Sweeney, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	For	Against	Abstain

2. The approval of a nonbinding proposal approving compensation of the named executive officers

Mark box at right if you plan to attend the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE NAMED NOMINEES AND THE
LISTED PROPOSAL.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary and Clerk of the Company at the Annual Meeting of the stockholder’s decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of Notice of the Annual Meeting, a Proxy Statement dated June 23, 2009 and the Company’s 2009 Annual Report to Stockholders.
Please be sure to sign and date this Proxy.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (If any) sign above

á      Detach above card, sign, date and mail in postage-prepaid envelope provided.      á
CENTRAL BANCORP, INC.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.